FIRST FINANCIAL BANCORPORATION
                           204 East Washington Street
                              Iowa City, Iowa 52240



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of
First Financial Bancorporation


     The Annual Meeting of the Shareholders of First Financial Bancorporation will be held at the Main Office of the First National Bank, Iowa City, Iowa, at 204 East Washington Street, Iowa City, Iowa 52240, at 4:30 P.M. local time, on Tuesday, April 8, 1997, for the purposes herein stated.

          (1) To consider and act upon the adoption of the First Financial Bancorporation 1997 Stock Compensation Plan to provide for the granting of options to purchase shares of the Company's common stock to the employees, officers and directors of the Company and its subsidiaries.

          (2)  To elect directors to serve for the ensuing year.

          (3) To consider and act upon any other matter which may properly come before the meeting.

     The Board of Directors has fixed the close of business on February 28, 1997, as the record date for the determination of the shareholders entitled to receive notice of, and to vote at, the meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the meeting, or any adjournments thereof.

TO ENSURE YOUR REPRESENTATION AT THE MEETING, THE BOARD OF DIRECTORS OF THE CORPORATION SOLICITS YOU TO MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED AND, IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY REVOKE OR WITHDRAW YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED.



DATE: MARCH 7, 1997.

BY ORDER OF THE BOARD OF DIRECTORS.



                                           //s// M. Robert Sierk


                                           Robert M. Sierk
                                           President and Chief Executive Officer

                         FIRST FINANCIAL BANCORPORATION
                           204 East Washington Street
                              Iowa City, Iowa 52240


                             PROXY STATEMENT FOR THE
                       1997 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 8, 1997


                               GENERAL INFORMATION

     The Annual Meeting of the Shareholders of First Financial Bancorporation (Company) will be held at the Main Office of the First National Bank, Iowa City, Iowa, at 204 East Washington Street, Iowa City, Iowa 52240, at 4:30 P.M. local time, on Tuesday, April 8, 1997.

     The Company is a two-bank holding company engaged in commercial banking through its wholly-owned subsidiaries, First National Bank, Iowa City, Iowa (Iowa City Bank), and First National Bank, Cedar Rapids, Iowa (Cedar Rapids
Bank).

     The  principal  executive  offices of the  Company  are located at the Main
Office of the First National Bank, Iowa City, Iowa, at 204 East Washington Street, Iowa City, Iowa 52240.

     The approximate date on which the Proxy Statement and the accompanying form of Proxy will first be sent to the shareholders entitled thereto is March 7, 1997.

     If the accompanying Proxy is properly signed and returned and is not revoked or withdrawn, the shares represented thereby will be voted in accordance with the specifications thereon. If the manner of voting such shares is not indicated on the Proxy, the shares will be voted FOR the adoption of the First Financial Bancorporation 1997 Stock Compensation Plan and FOR the election of the nominees for directors named herein.


           SOLICITATION BY BOARD OF DIRECTORS; REVOCATION OF PROXIES;
                            EXPENSES OF SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders or any adjournment or adjournments thereof for the purposes stated in the accompanying Notice of the Annual Meeting of Shareholders. Any shareholder giving a written proxy may revoke or withdraw the same at any time before it shall have been exercised by giving written notice of revocation or withdrawal to the Company, or by attending the meeting and voting his or her shares in person.

     The expenses of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies will be paid by the Company. In addition to the use of the mails, certain directors and officers of the Company, or certain directors, officers or regular employees of the subsidiary banks who receive no compensation for their services other than their regular salaries or regular director's fees, may solicit and tabulate proxies personally. Otherwise, the Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse persons holding shares of stock in their name or in the names of nominees for others, for their reasonable expenses incurred for sending proxy materials to principals and obtaining their proxies.

     The Board of Directors of the Company has fixed the close of business on February 28, 1997, as the record date for the determination of shareholders entitled to notice of, and to vote at the Annual Meeting of Shareholders. At the close of business on such date there were outstanding and entitled to vote at the Annual Meeting approximately 2,336,894 shares, par value $1.25 per share, of the Company's common stock (its only authorized class of stock)which were held by approximately 872 shareholders of record. Every shareholder of the Company entitled to vote at the Annual Meeting shall have the right to vote, in person or by proxy, the number of shares owned by the shareholder for as many persons as there are directors to be elected. Cumulative voting for directors is not permitted under the Company's Restated Articles of Incorporation. As of January 31, 1997, 67,652 shares of outstanding common stock of the Company are held by the subsidiary Banks of the Company as fiduciary under various fiduciary arrangements in which the Banks as fiduciary have the sole power to vote the shares. Management of the trust departments of the subsidiary Banks, in consultation with management of the subsidiary Banks and management of the Company, has determined to vote all of those shares FOR the adoption of the First Financial Bancorporation 1997 Stock Compensation Plan and FOR the election of the nominees for directors of the Company named herein.


                PROPOSAL TO ADOPT FIRST FINANCIAL BANCORPORATION
                          1997 STOCK COMPENSATION PLAN

     The following discussion is a summary of the terms and provisions of the First Financial Bancorporation 1997 Stock Compensation Plan (the "Plan") and as such, this discussion is qualified in its entirety by reference to the copy of the Plan document included elsewhere in this Proxy Statement.


SUMMARY OF THE 1997 STOCK COMPENSATION PLAN

     The Board of Directors (Board) has adopted the Plan subject to ratification by shareholders at the 1997 Annual Meeting. The Plan will provide an incentive for employees and nonemployee directors to promote the success and enhance the value of the Company by linking the personal interests of employees, officers and nonemployee directors to those of Company shareholders. The Plan will be administered by a committee of the Board of Directors made up of two or more nonemployee directors of the Company (the "Committee"). Although the Committee has authority to grant options to all employees and officers of the Company and any subsidiary or parent of the Company under the terms of the Plan, it intends to limit initial participation to the management group, consisting of approximately twenty employees. The Plan will provide flexibility to the Committee in its ability to motivate, attract, and retain the services of key employees.

     The Plan provides the Committee with the discretion to make grants during the next seven years to all employees and officers of the Company and its subsidiaries in the form of Nonqualified Stock Options ("NQSOs") and Incentive Stock Options ("ISOs"). The Plan also contains provisions for discretionary grants of NQSOs to Nonemployee Directors of the Company and its subsidiaries by the Board.

     The extent to which executive officers and nonexecutive officer employees will participate and receive benefits under the Plan is not presently determinable. It is anticipated, however, that participation and the number of shares subject to options received will be similar to those granted under the previous plan. It is the Committee's intention to observe peer banking organizations to determine best practices taking into consideration the market place of the Company and its subsidiaries to allow the Company and its subsidiaries to attract and retain key personnel.


ADMINISTRATION

     The Plan will be administered by the Committee, which will have the authority (i) to select employees to whom awards are granted; (ii) to determine the size and type of awards; (iii) to determine the terms and conditions of such awards in a manner consistent with the Plan; (iv) to interpret the Plan and any instrument or agreement entered into under the Plan; (v) to establish such rules and regulations relating to the administration of the Plan as it deems appropriate; and (vi) to make all other determinations which may be necessary or advisable for the administration of the Plan. With respect to NQSOs granted to Nonemployee Directors, the approval of the Board is required.

     The Board, at any time and from time to time, may terminate, amend, or modify the Plan in a manner consistent with the Plan's provisions, provided such changes do not violate the federal or state securities laws. For example, at the present time, the following changes may not be made without shareholder approval:

          a. Increase the total amount of stock which may be issued under the Plan except in the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the stock which would cause a dilution or enlargement of rights; or
          b. Change the class of employees eligible to participate in the Plan; or
          c. Extend the maximum period after the date of grant during which options may be exercised; or
          d.   Change the provisions of the Plan regarding option price.


SHARES SUBJECT TO THE PLAN

     Upon the adoption of the Plan, the previous stock option plan dated April 12, 1988, will be terminated and remaining shares not subject to option will be returned to the status of unreserved, authorized, but unissued shares. The Board has proposed that 175,000 shares of Common Stock be established as the number of shares of Common Stock of the Company which shall be available for grant under the Plan. This number of shares was determined by the Board of Directors to reflect the number of shares expected to be left available for awards under the previous stock option plan (14,650 shares) when that plan is terminated upon the effectiveness of the new Plan, plus an additional number of shares deemed necessary for operation of the new Plan during its term (160,350 shares). If any award terminates, expires, or lapses, the related stock shall again become available for grant. In the event of a change in the Company's corporate structure that affects the shares (for example, a merger, recapitalization, or stock dividend) the Committee shall make adjustments to the number of shares available to the Plan and to the number and/or price of outstanding awards to prevent dilution or enlargement of rights. The additional 160,350 shares proposed to be available for Options represents 6.86% of the 2,336,894 shares presently outstanding. When combined with the 14,650 shares yet available under the previous plan, the total of 175,000 shares represents 7.49% of the shares outstanding. There are presently 62,150 unissued shares subject to option under the previous plan which will either be issued upon the exercising of options or returned to the status of unreserved, authorized, but unissued shares upon the expiration of the related options.


STOCK OPTIONS

     Stock options may be granted by the Committee in the form of NQSOs or ISOs or a combination thereof. All grants of ISOs must be within the limitations of
Section 422 of the Internal Revenue Code. The purchase price per share under any option will be 100% of the fair market value of a share of Company stock on the date of grant, and 110% in the case of an ISO granted to a ten-percent shareholder. The term of each option shall be fixed by the Committee, provided that no ISO will have a term extending beyond ten years from the date the option is granted (five years in the case of an ISO granted to a ten-percent shareholder). Options will be subject to such terms and conditions and will be exercisable at such time or times as determined by the Committee, but generally will vest 25% on the last business day of January after the date the Option was granted and as to an additional 25% on the last business day of January in each of the following three years, unless the Committee decides otherwise. Options will be exercised by payment of the purchase price in cash, in previously acquired shares of Company stock, or a combination thereof. Unless otherwise provided with respect to a particular award, upon termination of employment, all options that have not yet become exercisable shall be forfeited; vested options may remain exercisable for a specified time period, the length of which is dependent upon the terms of the option and the reason for the employment termination.


NONEMPLOYEE DIRECTOR OPTIONS

     The Plan contains a provision allowing for the Board to make discretionary grants of nonqualified stock options to nonemployee directors at 100% of the fair market value of the shares on the date of grant. The options in the Plan shall vest 25% on the last business day of January after the date the Option was granted and as to an additional 25% on the last business day of January in each of the following three years. The nonemployee director options are then exercisable for ten years from the date of grant, provided however, that options granted to a nonemployee director may terminate earlier in the event he or she ceases to serve as a director. The maximum number of options that may be granted in any one year to a nonemployee director is 700, and the maximum number of shares that may be issued to all nonemployee directors during the life of the Plan is 60,000. These 60,000 shares are part of, and not in addition to, the total of 175,000 shares that may be issued under the Plan.

AWARDS NONTRANSFERABLE

     No award may be assigned, transferred, pledged, or otherwise encumbered by a participant, other than by will or by the laws of descent and distribution. Each award may be exercised during the participant's lifetime only by the participant or by the participant's guardian or other legal representative.


LOANS AND WITHHOLDING

     The Company may make loans to Participants to allow them to exercise options subject to specified terms, and secured by a pledge of shares. Subject to an election by the participant, the Committee is also empowered to withhold shares for the payment of income taxes on the exercise of options.


CHANGE IN CONTROL

     In order to protect all of the participant's rights in the event of a Change in Control (as defined below) of the Company, the Plan provides for the immediate vesting of all outstanding awards upon the occurrence of a change in control.

     A Change in Control of the Company shall be deemed to have occurred if any one or more of the following conditions are fulfilled: (i) any person or entity acquires 50% or more of the voting securities of the Company; (ii) during any period of two consecutive years, a majority of the members of the Board of Directors are replaced; (iii) the stockholders approve a materially dilutive merger or consolidation of the Company; or (iv) the stockholders approve a plan of complete liquidation or a sale of substantially all of the Company's assets.

     Stock options, granted to employees, officers or nonemployee directors of the Company, particularly with terms such as those regarding the effect of a Change in Control of the Company on the rights of holders, may affect the extent to which and the means by which a potential acquirer of the Company may be able to acquire control of the Company and may discourage potential acquirers from making proposals which certain of the Company's shareholders might find attractive due to the increased percentage of ownership of the Company by management.


FEDERAL INCOME TAX CONSIDERATIONS

     Under current law, the Federal income tax treatment of Options granted under the Plan is summarized below.

     Nonqualified Stock Options - The grant of a NQSO will have no immediate tax consequences to the Company or to the employee. The exercise of a NQSO will require an employee to include in his or her gross income as ordinary income, the amount by which the fair market value of the acquired shares on the exercise date exceeds the option price. The Company is entitled to a deduction for compensation paid for the year in which the employee exercises his or her option and in an amount equal to the income recognized by the employee in connection with his or her exercise of a NQSO. Upon a subsequent sale or taxable exchange of shares acquired upon NQSO exercise, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. Under current law, capital gains are taxed at the same rate as ordinary income, except that long-term capital gains are subject to a maximum rate of twenty-eight percent (28%).

     Incentive Stock Options - The grant of an ISO will have no immediate tax consequences to the Company or the employee. If the employee exercises an ISO and does not dispose of the acquired shares within two years after the grant of the option nor within one year after the date of the transfer of such shares to him or her (a "disqualifying disposition"), he or she will realize no compensation income, and any gain or loss that is realized on a subsequent disposition of such shares will be treated as long-term capital gain or loss. However, for purposes of computing the employee's alternative minimum tax, if any, the spread between the option price and the stock's fair market value on the date of ISO exercise is a preference item. If any employee causes a disqualifying disposition of the ISO-acquired stock, the tax effect will be the same as if the employee had exercised a NQSO and the tax consequences will be as described above with respect to NQSOs. The Company also will receive NQSO tax treatment upon the disqualifying disposition. If the employee fulfills the holding period requirements, and avoids a disqualifying disposition, a tax deduction will not be available to the Company.

ACCOUNTING TREATMENT

     Under the Company's present accounting policies, the grant or exercise of NQSOs or ISOs would not result in a charge against the Company's earnings.

THE BOARD OF DIRECTORS UNANIMOUSLY  RECOMMENDS THE ADOPTION OF THE PROPOSAL
TO ADOPT THE FIRST FINANCIAL BANCORPORATION 1997 STOCK COMPENSATION PLAN AND YOUR PROXY IS SOLICITED FOR THAT PURPOSE. SHAREHOLDERS ARE URGED TO VOTE IN FAVOR OF THE PROPOSAL TO ADOPT THE FIRST FINANCIAL BANCORPORATION 1997 STOCK COMPENSATION PLAN BY MARKING "FOR" IN THE APPROPRIATE BOX ON THE ACCOMPANYING PROXY AND SIGNING AND RETURNING THE PROXY TO MANAGEMENT. IF NO DIRECTION IS GIVEN THE PROXY WILL BE VOTED FOR THE PROPOSAL TO ADOPT THE FIRST FINANCIAL BANCORPORATION 1997 STOCK COMPENSATION PLAN.


                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

     As of February 28, 1997, the person named in the following table was the only beneficial owner of more than five percent of the total shares of the Company's outstanding common stock:

================================================================================
   (1)              (2)                         (3)                  (4)
  Title        Name & Address            Amount & Nature of        Percent
 of Class     of Beneficial Owner       Beneficial Ownership      of Class
--------------------------------------------------------------------------------
  Common      Mary Lee Nagle Duda (*)       145,294 Shares           6.22%
                 3925 Glenwick
               Dallas, TX 75205
================================================================================
(*)145,294 shares held of record by Mary Lee Nagle Duda, as Trustee of MLND Interests U/T/D November 17, 1981. Mary Lee Nagle Duda possesses shared investment and voting power of such shares with her husband, Fritz L. Duda.


                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     As of February 28, 1997, all directors and officers of the Company (5 individuals, 3 of whom are nonemployee directors and 2 of whom are executive officers) as a group beneficially owned shares of the Company's outstanding common stock as follows:

================================================================================
            (1)                       (2)                    (3)
          Title of                  Amount of             Percent of
           Class               Beneficial Ownership         Class
--------------------------------------------------------------------------------
          Common                   260,072 shares          11.13%
================================================================================

                      ELECTION OF DIRECTORS OF THE COMPANY

     Under the Articles of Incorporation and Bylaws of the Company, the Board of Directors of the Company shall consist of not less than five nor more than fifteen directors with the exact number of directors within such minimum and maximum numbers to be determined by a resolution adopted by the Board of Directors. The Board of Directors has adopted a resolution determining that the Board shall consist of five directors effective April 8, 1997. The management of the Company proposes the re-election of all of its directors from the present Board of Directors, all of whom were elected at the 1996 Annual Meeting of the Shareholders.

     Absent a contrary direction by the shareholder, the enclosed proxy will be voted for the election of the nominees for directors listed below. In the event any nominee is unable or for good reason declines to serve as a director at the time of the annual meeting, the proxy will be voted for such substitute nominee, if any, as may be selected by the Board of Directors of the Company. The management of the Company has no reason to believe that the persons named will be unable to serve or will decline to serve if elected.

                       NOMINEES FOR ELECTION AS DIRECTORS

     All of the nominees for election as directors are presently directors of the Company. Each of the nominees has furnished to the Company the following information with respect to principal occupation or employment during the past five years, other directorships held, and beneficial ownership of the common stock of the Company as of February 28, 1997.


Name, Occupation & Position               Shares of the Company's        Percent
    with the Company        Director       Common Stock Owned               of
    and the Bank(s)    Age   Since  Beneficially as of February 28, 1997  Class
--------------------------------------------------------------------------------
FRITZ L. DUDA           58   1996            145,394 (1)                  6.22%
--------------------------------------------------------------------------------
is the owner of the Fritz Duda Company, a privately held real estate investment building and development company. Mr. Duda also serves as managing partner of a family investment company. Mr. Duda is a member of the Board of Directors and chairman of the Audit Committee of The Vons Companies, Inc. (NYSE), based in Arcadia, California, and several privately- held companies. He is a Trustee of the University of California's Hastings 1066 Foundation. He also serves as a member of the University of Notre Dame's College of Architecture Advisory Council. Mr. Duda has served as a Director of the Company since April 9, 1996.


Name, Occupation & Position               Shares of the Company's        Percent
    with the Company        Director       Common Stock Owned               of
    and the Bank(s)    Age   Since  Beneficially as of February 28, 1997  Class
--------------------------------------------------------------------------------
RALPH J. RUSSELL        50   1993               800 (2)                     .03%
--------------------------------------------------------------------------------
has been the President and CEO of Howard R. Green Company since 1983 and has been the President and CEO of Green Environmental Services, Inc., a wholly-owned subsidiary of Howard R. Green Company, since January 1990. He has served as a Director of the Company since December 22, 1993, and he has been a Director of the Cedar Rapids Bank since August 16, 1992.


Name, Occupation & Position               Shares of the Company's        Percent
    with the Company        Director       Common Stock Owned               of
    and the Bank(s)    Age   Since  Beneficially as of February 28, 1997  Class
--------------------------------------------------------------------------------
A. RUSSELL SCHMEISER    47  1985             36,500 (3)                  1.56%
--------------------------------------------------------------------------------
has been Executive Vice President and Chief Operating Officer of the Company since April 1993, and he has served as Secretary since June 1995 and Treasurer since September 1995. He served as Executive Vice President, Treasurer and Principal Financial Officer of the Company from February 13, 1990, to April 13, 1993. He served as Executive Vice President and Chief Operating Officer of the Iowa City Bank from December 10, 1991 to September 1, 1996. He has been a Director of the Company since its inception in 1985. He has been a Director of the Iowa City Bank since 1987, and a Director of the Cedar Rapids Bank from its inception on February 1, 1991.

Name, Occupation & Position               Shares of the Company's        Percent
    with the Company        Director       Common Stock Owned               of
    and the Bank(s)    Age   Since  Beneficially as of February 28, 1997  Class
--------------------------------------------------------------------------------
ROBERT M. SIERK         55    1985             13,500 (4)                  .58%
--------------------------------------------------------------------------------
has been President and Chief Executive Officer of the Company and of the Iowa City Bank since March 13, 1990. He has been a Director of the Company since its inception in 1985. He has been a Director of the Iowa City Bank since 1974. He has served as Chairman of the Board of Directors of the Cedar Rapids Bank from its inception on February 1, 1991.


Name, Occupation & Position               Shares of the Company's        Percent
    with the Company        Director       Common Stock Owned               of
    and the Bank(s)    Age   Since  Beneficially as of February 28, 1997  Class
--------------------------------------------------------------------------------
LARRY D. WARD           52    1990            63,878 (5)                  2.73%
--------------------------------------------------------------------------------
has served on the faculty of The University of Iowa College of Law since 1972, and has been the Aliber Distinguished Professor of Law since 1986. He has been Chairman of the Board of the Company and the Iowa City Bank since April 1993, a Director of the Company since April 17, 1990, a Director of the Iowa City Bank since September 13, 1988, and a Director of the Cedar Rapids Bank from its inception on February 1, 1991.

(1) Director Duda owns 100 shares of record and possesses shared voting power over 145,294 shares owned of record by Mary Lee Nagle Duda, as Trustee of MLND Interests U/T/D November 17, 1981.

(2) Director Russell owns 800 shares of record and possesses sole voting power over those shares.

(3) Director Schmeiser owns 26,971 shares of record and possesses shared voting power over 500 shares held of record jointly with his wife, Cynthia B. Schmeiser. In addition, Director Schmeiser possesses shared voting power, to the extent of his pro-rata-one-third interest, over 3,000 shares held of record by Burr Oak Farm, a general partnership, and he possesses sole investment power over 2,391 shares held of record by Firnaticia as the nominee of the First National Bank, Iowa City, Iowa, as the trustee of the A. Russell Schmeiser Individual Retirement Account Trust. Director Schmeiser also possesses shared voting power as to 1,000 shares held of record by his wife, Cynthia B. Schmeiser, as to 2,318 shares held of record by Firnaticia as the nominee of the First National Bank, Iowa City, Iowa, as trustee of the Cynthia B. Schmeiser Individual Retirement Account Trust, as to 1,518 shares held of record by Cynthia B. Schmeiser as Custodian for Allyson Schmeiser (the minor daughter of Director Schmeiser and Cynthia B. Schmeiser) under the Iowa Uniform Transfer to Minors Act, and as to 802 shares held of record by Cynthia B. Schmeiser as Custodian for Peter Schmeiser (the minor son of Director Schmeiser and Cynthia
B. Schmeiser) under the Iowa Uniform Transfer to Minors Act.

(4) Director Sierk owns 11,170 shares of record and possesses shared voting power over 2,330 shares owned of record by his wife, Bonnie J. Sierk.

(5) Director Ward owns 54,798 shares of record and possesses sole voting power over those shares. In addition, Director Ward possesses both investment power and voting power over 2,120 shares held as Custodian for his son Jeffrey
G. Ward; 4,700 shares held of record in the name of Firnaticia as the nominee of the First National Bank, Iowa City, Iowa, as trustee of the Larry D. Ward Money Purchase Pension Plan; and 2,260 shares held of record in the name of Firnaticia as the nominee of the First National Bank, Iowa City, Iowa, as trustee of the Larry D. Ward Individual Retirement Account Trust. Director Ward disclaims beneficial ownership as to 2,320 shares held of record by his wife, Trudy G. Ward, and June L. Graves as joint tenants with right of survivorship, 300 shares held of record by Trudy G. Ward and 10 shares held of record by Trudy G. Ward as Custodian for Jeffrey G. Ward.


                       DIRECTORS' MEETINGS AND COMMITTEES

     During the calendar year 1996, The Board of Directors of the Company met nine times. All of the Directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees on which they served.

     The Company has no standing audit, nominating or compensation committees of the Board of Directors, but does have two Stock Option Plan Committees. Each of the subsidiary Banks has an Audit and a Compensation Committee.

                             EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation for 1996, 1995, and 1994 of the Company's Chief Executive Officer and each of the most highly compensated executive officers of the Company and its subsidiary banks whose total annual salary and bonus exceeded $100,000. The policies and practices of the Company and its subsidiary banks pursuant to which the compensation set forth in the Summary Compensation Table was paid or awarded is described under the section, "Compensation Committee Reports on Executive Compensation."


                                       SUMMARY COMPENSATION TABLE
                                                                  Long-Term
                                        Annual Compensation     Compensation
                                                                   Awards           All Other
                                                                  Options          Compensation
Name & Principal Position (6)  Year   Salary ($) Bonus ($)(5)  Number of Shares        ($)
-----------------------------------------------------------------------------------------------
Robert M. Sierk, President &   1996   $167,885    $34,909          - -              $21,485(1)
Chief Executive Officer
                               1995   $161,710    $17,194         4,000             $23,302

                               1994   $157,000    $ - -           4,000             $17,894

A. Russell Schmeiser,          1996   $142,575    $29,111          - -              $13,189(2)
Executive Vice President &
Chief Operating Officer        1995   $138,020    $12,283         3,200             $14,678

                               1994   $134,000    $ - -           3,200             $10,001

William H. Burger,             1996   $ 96,500    $11,475          - -              $ 9,002(3)
Senior Vice President &
Senior Trust Officer           1995   $ 94,500    $ 6,553         1,000             $ 9,273

                               1994   $ 91,500    $ - -           1,000             $ 6,081

Gary L. Bartlett, President &  1996   $ 96,500    $15,503          - -              $ 8,082(4)
Chief Executive Officer
                               1995   $ 92,500    $ - -           1,000             $ 7,854

                               1994   $ 88,500    $ 2,283         1,000             $ 5,948
-----------------------------------------------------------------------------------------------

(1) The values listed includes compensation earned, paid and accrued in the years 1996, 1995 and 1994, respectively, for Mr. Sierk for the following: a) Salary Continuation Plan contributions totaling $7,569, $9,683 and $8,896; b) 401(k) Plan contributions totaling $10,500, $10,500 and $6,000; c) membership dues of $1,118, $1,170 and $1,161; and group and dependent life insurance premiums paid of $2,298, $1,949 and $1,837.

(2) The values listed includes compensation earned, paid and accrued in the years 1996, 1995, and 1994, respectively, for Mr. Schmeiser for the following:
a) Salary Continuation Plan contributions totaling $3,029, $2,783 and $2,558; b) 401(k) Plan contributions totaling $9,069, $9,662 and $5,360; c) membership dues of $250, $936 and $927; and d) group and dependent life insurance premiums paid of $841, $1,297 and $1,156.

(3) The values listed includes compensation earned, paid and accrued in the years 1996, 1995, and 1994, respectively for Mr. Burger for the following: a) 401(k) Plan contributions of $6,755, $6,615 and $3,660; b) membership dues of $915, $995 and $827; and c) group and dependent life insurance premiums of $1,332, $1,663 and $1,594.

(4) The values listed include compensation earned, paid and accrued in the years 1996, 1995 and 1994, respectively, for Mr. Bartlett for the following: a) 401(k) Plan contributions totaling $6,755, $3,690 and $5,664; b) membership dues of $1,029, $3,882 and none; and c) group and dependent life insurance premiums paid of $298, $282 and $284.

(5) Amounts paid under the Executive Incentive Compensation Plan and an additional bonus for 1996 related to stock price appreciation.

(6) The positions stated for Mr. Sierk are his principal positions with First National Bank, Iowa City, Iowa and with the Company. Mr. Schmeiser is an officer of the Company. Mr. Burger is an officer of the Iowa City Bank, but is not an officer of the Company. Mr. Bartlett is an officer of the Cedar Rapids Bank, but is not an officer of the Company. The indicated compensation for Mr. Sierk and Mr. Burger was paid by the Iowa City Bank. The reported compensation for Mr. Schmeiser was paid by both the Company and the Iowa City Bank. The reported compensation for Mr. Bartlett was paid by the Cedar Rapids Bank.

================================================================================================================
                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES
                        Shares                        Number of Securities Underlying   Value of In-The-Money
                       Acquired       Value Realized    Options at Fiscal Year-End    Options at Fiscal Year-End
     Name            on Exercise (#)       ($)          Exercisable/Unexercisable     Exercisable/Unexercisable
----------------------------------------------------------------------------------------------------------------
Robert M. Sierk        4,300               $40,850           16,300/None                   $132,175/None

A. Russell Schmeiser   3,000               $28,500           12,600/None                   $100,350/None

William H. Burger      1,000               $ 9,500            4,000/None                   $ 32,125/None

Gary L. Bartlett       2,000               $15,000            3,000/None                   $ 19,875/None
================================================================================================================

                               RETIREMENT BENEFITS

DEFINED BENEFIT PENSION PLAN

     The table below illustrates the estimated annual pension benefit upon retirement in 1996 at specified compensation levels and years of service classifications.

================================================================================
                       DEFINED BENEFIT PENSION PLAN TABLE
--------------------------------------------------------------------------------
5-Year Average                  Annual Pension After Years of Service
Annual Salary   15 Years  20 Years  25 Years 30 Years 35 Years 40 Years 45 Years
--------------------------------------------------------------------------------
$ 50,000        $ 11,250  $ 15,000  $ 18,750 $ 22,500 $ 26,250 $ 30,000 $ 33,750
$100,000        $ 22,500  $ 30,000  $ 37,500 $ 45,000 $ 52,500 $ 60,000 $ 67,500
$150,000        $ 33,750  $ 45,000  $ 56,250 $ 67,500 $ 78,750 $ 90,000 $101,250
$200,000        $ 45,000  $ 60,000  $ 75,000 $ 90,000 $105,000 $120,000 $135,000
$250,000        $ 56,250  $ 75,000  $ 93,750 $112,500 $131,250 $150,000 $168,750
================================================================================

     First National Bank, Iowa City, Iowa, maintains a defined benefit pension plan for all participants of both Banks and the Company. The plan is supplemented by a Non-Qualified Excess Benefit Plan which was adopted by the Iowa City Bank on February 28, 1995. Operating together, the plans provide retirement benefits for all participants of both Banks and the Company computed on an actuarial basis under a benefit formula which provides for fixed benefits payable upon retirement at a specified age after a specified number of years of service. The plans cover all employees hired on or before February 28, 1995, and who have met the one year of service eligibility requirement, and provides a normal retirement pension at age 65 equal to 1.5% of average monthly earnings multiplied by the number of years of participation less one-half the participant's primary Social Security benefit. The amounts shown are to be reduced by one-half of the participant's primary Social Security benefit. An actuarially reduced pension is available at age 55 after 15 years of participation. A deferred vested pension, or in certain cases a discounted lump sum payment is provided if a participant terminates employment with the Banks or Company after at least five years of participation.

     The remuneration covered by the Bank's defined benefit pension plan and non-qualified excess benefit plan for which the above table is provided includes salary and executive incentive compensation as set forth in the Summary Compensation Table. The qualifying remuneration paid in 1996 and the estimated years of benefit service as of normal retirement at age 65 for the executive officers named in the Summary Compensation Table are: Robert M. Sierk, $202,764,
44.5 years; A. Russell Schmeiser, $171,686, 42.6 years; and William H. Burger, $107,975, 12.2 years; and Gary L. Bartlett, $112,003, 27 years.

DEFINED CONTRIBUTION PLAN

     The Banks also provide a defined contribution Profit Sharing Trust with an Internal Revenue Code ss.401(k) option (ss.401(k) Plan). Under the provisions of the ss.401(k) Plan, employees with one year of service may become participants with all contributions to the plan to be 100% vested with the employee.

     Contributions to the 401(k) Plan for the benefit of the participants can be made in two ways. First, the participant can enter into a Salary Reduction Agreement whereby up to 12% of the employee's salary will be contributed to the ss.401(k) Plan. Secondly, an employer contribution will be made to the plan equal to 1% of the participant's salary plus an additional contribution of 1/2% of the participant's salary for each 1% of salary contributed by the participant to a maximum employer matching contribution equal to 3% of the participant's salary. In addition, an employer contribution will be made of up to an additional 1/2% for each 1% of salary contributed by the employee, not to exceed an additional 3% of the participant's salary, determined by the extent to which the Banks' earnings performance targets are met for the year. The target earnings levels for the Banks and the corresponding amount of additional matching contribution for different levels of achievement is set by the Board of Directors of the Banks and may be changed from time to time. Effective January 1, 1996, the employer 1% of salary contribution and the performance-based employer contribution of an additional 1/2% for each 1% of salary contributed by the employee, not to exceed an additional 3% of the participant's salary, will be deferred until the last business day of the calendar year and will be made only on behalf of participants who are still actively employed on that date. For purposes of the ss.401(k) Plan, salary includes regular base pay only, and does not include any other forms of compensation such as overtime, taxable fringe benefits or executive incentive compensation. The contributions made for the executive officers named in the Summary Compensation Table for the years 1996, 1995 and 1994, respectively are as follows: Mr. Sierk, $10,500, $10,500 and $6,000; Mr. Schmeiser, $9,069, $9,662 and $5,360; and Mr. Burger, $6,755, $6,615
and $3,660; and Mr. Bartlett, $6,755, $3,690 and $5,664.


SALARY CONTINUATION PLAN

     Certain executive officers were participants in a Salary Continuation Plan during 1996. Under the terms of the Salary Continuation Plan, the participants will be paid a fixed amount per year as a continuation of salary for a period of ten years beginning with normal retirement at age 65 or after. In the event of the death of the participant after retirement but before the end of the ten-year period, the remainder of the salary continuation benefits are to be paid to the participant's surviving spouse. In the event of preretirement death, the benefits under the Salary Continuation Plan would begin immediately being paid to the participant's surviving spouse over a ten-year period. If the participant has no surviving spouse or in the event the surviving spouse dies prior to receiving all payments, then a commuted value of the unpaid payments would be paid to the estate of the participant or the estate of the surviving spouse, respectively. At age 65, or after, the amounts to be received each year, for ten years, by the individuals named in the Summary Compensation Table are as follows: Mr. Sierk, $25,000; Mr. Schmeiser, $20,000; Mr. Burger, none; and Mr. Bartlett, none.

     The expense of these benefits are charged to operating expense each year until the participants attain full eligibility, or until the participant attains the age of 55 and has completed 15 years of service, if sooner, which would range from one to nine years. The amounts charged to operating expense in 1996, 1995 and 1994 for the individuals named in the Summary Compensation Table were as follows: Mr. Sierk, $7,569, $9,683 and $8,896; Mr. Schmeiser, $3,029, $2,783
and $2,558; Mr. Burger, none, none and none; and Mr. Bartlett, none, none, none. In addition, life insurance policies were purchased on the lives of the participants. The policies are owned by the Iowa City Bank and the beneficiary of the policies is the Iowa City Bank. In the event of the death of the participant, the Iowa City Bank will receive all death benefits from the policy. In the event of the preretirement death of the participant, it is anticipated that the amount to be received from the policy will be sufficient to cover all payments under the plan to the surviving spouse or to pay the commuted value of the payments to the estate of the participant on an after-tax cost basis to the Iowa City Bank. Through these life insurance policies, it is projected that there will be a complete recovery to the Iowa City Bank of all premiums paid and benefits paid to retired individuals assuming normal actuarially determined mortality experience.

                            COMPENSATION OF DIRECTORS

     Directors of the Company who are not employees of either entity (nonemployee directors) were paid $350 for attendance at each meeting of the Board of Directors and $175 for attendance at each meeting of a Committee of the Board of Directors. During 1996, the nonemployee directors of the Iowa City Bank received a $2,000 per year retainer paid at the rate of $500 per calendar quarter, with fees paid for attendance at meetings of the Board of Directors at a rate of $350 per meeting to the Chairman and $300 per meeting to other nonemployee directors. In addition, each nonemployee director was paid $175 for attendance at each meeting of a Committee of the Board of Directors. Nonemployee directors of the Cedar Rapids Bank were paid $250 for attendance at each meeting of the Board of Directors and $125 for attendance at each meeting of a Committee of the Board of Directors in 1996. As of February 28, 1997, the Company had one employee who received compensation from the Company. Other than the compensation paid to the one officer of the Company and its nonemployee directors, there is no present plan to provide additional compensation to directors and officers of the Company or either Bank for services rendered by them as directors and officers of the Company or either Bank. The aggregate of the fees paid to nonemployee directors of the Company and its subsidiary banks by the Company and its subsidiary banks in 1996 was $101,000.

     As a long-term incentive, the Company annually grants stock options to nonemployee directors for the purposes of retaining and motivating nonemployee directors to improve long-term stock market performance. These stock options are actually granted by the Directors' Stock Option Committee of the Company in accordance with the provisions of the Stock Option Plan. All stock options are granted at the fair market value.

     Stock options were granted for the purchase of 7,700 shares of common stock on February 1, 1996, to nonemployee directors at a purchase price of $25.50 per share, which was the fair market value of the stock on the date of grant. These options expire five years from the date of the grant and are exercisable on the last business day of January of each year until expiration. During 1996, stock options were exercised for the purchase of 4,750 shares of common stock by nonemployee directors, no stock options expired and stock options for the purchase of 2,800 shares of common stock were forfeited, leaving unexercised stock options outstanding for nonemployee directors for the purchase of 22,800 shares of common stock as of December 31, 1996.


           EMPLOYMENT, TERMINATION AND CHANGE-IN-CONTROL ARRANGEMENTS

     Neither the Company nor the individual Banks had employment, termination or change-in-control arrangements with key employees or executive officers during 1996.


            COMPENSATION COMMITTEE REPORTS ON EXECUTIVE COMPENSATION

     The Company has no Compensation Committee. The Company does have an Officers' Stock Option Committee (discussed below) which administers the Stock Option Plan as it pertains to the officer participants of the Plan. Each of the subsidiary Banks has its own Compensation Committee.


FIRST NATIONAL BANK, IOWA CITY, IOWA

     The Compensation Committee of the Board of Directors was established in September 1991 and is responsible for the general compensation policies of the Bank as well as the compensation plans and specific compensation levels for executive officers. In conjunction with management, it reviews the performance appraisals of all executive officers, and it conducts performance appraisals directly with the Chief Executive Officer (CEO). The Compensation Committee is currently composed of three independent, nonemployee directors.

     The Compensation Committee believes that the compensation of the executive officers, including that of the CEO, should be influenced by the Company's performance. Executive compensation consists of three components, each of which is intended to serve this overall compensation philosophy. The first component (base salary) is based in part on the financial performance of the Bank and Company. The second component (annual incentives) is based entirely on Bank performance as measured by certain key performance indicators. The third component (long-term incentives) utilizes stock performance through the Stock Option Plan.

     BASE SALARY: Salaries for executive officers are reviewed annually by the Compensation Committee. In its review, the Compensation Committee considers: (1) the salaries of executive officers in similar positions in similarly sized banking organizations (as obtained from data published by the Iowa Bankers Association, Sheshunoff and Company and the Bank Administration Institute), (2) the Bank's and Company's financial performance for the past year and (3) the achievement of performance objectives set by the Compensation Committee for the particular executive officer. For 1996, the CEO's base salary was $167,855, an increase of $6,145 or 3.8% over 1995.

     ANNUAL INCENTIVES: The Executive Incentive Compensation Plan reflects the Company's belief that management's contribution to shareholder returns (i.e., increased stock prices and dividends) comes from maximizing earnings and the quality of those earnings. Under the Plan, a portion of the compensation paid to the executive officers is determined by Bank performance as measured by certain key performance indicators.

     The Plan utilizes key performance indicators (KPIs) in the areas of growth, profitability, asset quality, and productivity. All KPIs have objectively stated goals, the achievement of which would result in increased earnings over the budgeted amount. A certain percentage of these increased earnings is allocated to an executive incentive compensation pool for the payment of incentive compensation to the executive officers.

     Based upon Bank performance for 1996, executive incentive compensation of $15,909 was awarded to the CEO for 1996 (which was paid to him in 1997). The amount awarded for 1996 reflects a decrease of $1,285 from the $17,194 awarded for 1995.

     LONG-TERM INCENTIVES: Long-term incentives are provided through the periodic granting of stock options to the executive officers for the purpose of retaining executive officers and motivating them to improve long-term stock market performance. The Compensation Committee makes recommendations with respect to stock options to be granted to the executive officers under the Stock Option Plan. Stock options are actually awarded by the Officers' Stock Option Committee of the Company (composed of three or more independent, nonemployee directors of the Company), which considers the recommendations of the Compensation Committee and the Board. One of the principal factors considered in granting stock options to the executive officers of the Bank is the executive's ability to influence the Company's long-term growth and profitability.

     All options are granted at the current market price. Since the value of an option bears a direct relationship to the Company's stock price, the Compensation Committee believes that options motivate executive officers to manage the Company in a manner that benefits shareholders. The Company therefore views stock options as an important component of its long-term, performance-based compensation philosophy.

     During 1996, primarily due to the lack of options available to be granted under the Stock Option Plan, no options were granted to the CEO. In lieu thereof, the CEO received cash compensation of $19,000 for 1996 (which was paid to him in 1997), based upon the increase in the fair market value of the Company's stock during 1996. There was no such award in 1995.


FIRST NATIONAL BANK, CEDAR RAPIDS, IOWA

     The Compensation Committee was formed in 1992 and is currently composed of two independent, nonemployee directors plus the CEO of First National Bank, Iowa City, and the COO of the Company, who also serve as nonemployee directors of the Bank. Executive compensation consists of base salary, annual incentive compensation and stock options.

     The Compensation Committee follows the same principles as those followed by the Compensation Committee of First National Bank, Iowa City. The Compensation Committee utilizes the same sources for peer group information in setting base salary and awarding executive incentive compensation. The CEO of First National Bank, Cedar Rapids, receives executive incentive compensation based on the Bank's achievement level as measured by key performance indicators (KPIs) in the areas of growth, profitability, asset quality and productivity. The Compensation

Committee also makes recommendations with respect to stock options to be granted to the executive officers under the Stock Option Plan. The beliefs of the Compensation Committee are identical to those outlined above with respect to First National Bank, Iowa City.


COMPENSATION COMMITTEE                  COMPENSATION COMMITTEE
FIRST NATIONAL BANK, IOWA CITY, IOWA    FIRST NATIONAL BANK, CEDAR RAPIDS, IOWA

John R. Balmer                          Wendy L. Dunn
Member, Compensation Committee          Member, Compensation Committee
Director of Bank                        Director of Bank

Richard J. Schwab                       Robert J. Latham
Member, Compensation Committee          Member, Compensation Committee
Director of Bank                        Director of Bank

Larry D. Ward                           A. Russell Schmeiser
Member, Compensation Committee          Member, Compensation Committee
Director of Bank & Company              Director of Bank & Company

                                        Robert M. Sierk
                                        Member, Compensation Committee
                                        Director of Bank & Company


     The Report of Compensation Committees shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                          STOCK PRICE PERFORMANCE GRAPH

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy
Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The graph below compares cumulative total return* of First Financial Bancorporation, the S&P 500 Index and the Media General Financial Services' West North Central Bank Index (Industry Index).


                12-31-91   12-31-92  12-31-93   12-31-94  12-31-95    12-31-96
--------------------------------------------------------------------------------
First Financial  $100.00    $124.47   $166.67    $164.99   $166.65     $205.13
S & P 500 Index  $100.00    $100.98   $121.13    $127.17   $164.96     $204.98
Industry Index   $100.00    $126.49   $141.01    $143.94   $213.25     $295.55
--------------------------------------------------------------------------------
*Total return assumes annual reinvestment of dividends.

** Industry Index is the published Media General Financial Services' West North Central Bank Index.
================================================================================

                 COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1996, Robert M. Sierk, President and Chief Executive Officer of both the Company and the Iowa City Bank, and A. Russell Schmeiser, Executive Vice President and Chief Operating Officer of both the Company and the Iowa City Bank, served as voting members of the Compensation Committee of the Cedar Rapids Bank.

     From time to time and in the ordinary course of business, the Iowa City Bank has made loans to and conducted banking transactions with Messrs. Sierk and Schmeiser and their respective associates on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the same time for comparable transactions with others. Any loans made by the Iowa City Bank to any of Messrs. Sierk and Schmeiser, or to their respective associates, do not involve more than the normal risk of collectibility, nor do such loans present any other features unfavorable to the lender.


            INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

     Both Banks have had, and expect to have in the future, banking transactions in the ordinary course of business with the directors, officers, principal shareholders of the Banks and the Company, and their associates on substantially the same terms including interest rates, collateral and repayment terms on extensions of credit as those prevailing at the same time for comparable transactions with others. It is the judgment of the Board of Directors of the Company that the loans to directors, officers, principal shareholders and their associates do not involve more than the normal risk of collectibility, nor do such loans present any other unfavorable features.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     McGladrey & Pullen, LLP, Iowa City, Iowa, certified public accountants have provided audit and accounting services as the principal accountants for both Banks and the Company for the calendar year 1996, including an audit of the consolidated financial statements of the Company at December 31, 1996. Representatives from McGladrey & Pullen, LLP, are expected to be present at the Annual Meeting of the Shareholders of the Company and will be given the opportunity to make a statement if they desire to do so. Such representatives are expected to be available to respond to questions at an appropriate time during the course of the Annual Meeting of the Shareholders.


                           VOTE REQUIRED FOR APPROVAL

     The affirmative vote of shareholders owning a majority of the outstanding common stock of the Company is required in order to elect the directors to serve on the Board of Directors for the ensuing year.


DATE BY WHICH SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE 1998 ANNUAL MEETING MUST BE RECEIVED IN ORDER TO BE INCLUDED IN PROXY STATEMENT AND FORM OF PROXY


     Any proposal which a shareholder intends to present for action at the 1998 Annual Meeting of the Shareholders currently scheduled to be held on April 14, 1998, must be received by the Chief Executive Officer of the Company at 204 East Washington Street, Iowa City, Iowa 52240 on or before 3:00 P.M. local time, on November 13, 1997, for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting.


                                  OTHER MATTERS

     As of the date of printing of this Proxy Statement, the Board of Directors of the Company knows of no business other than that described herein that will be presented for action at the 1997 Annual Meeting of Shareholders. If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted in accordance with instruction given by the Board of Directors of the Company to the person or persons voting such proxies.

                           ANNUAL REPORT AND FORM 10K

     A copy of the Company's Annual Report to its Shareholders for the calendar year 1996, including financial statements, has been mailed to all shareholders concurrent with the mailing of this Proxy Statement and the enclosed Proxy, but such Annual Report is not intended to be a part of this Proxy Statement.


COPIES OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION (FORM 10K) WILL BE MAILED TO SHAREHOLDERS UPON WRITTEN REQUEST MADE
TO: A. RUSSELL SCHMEISER, EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER, FIRST FINANCIAL BANCORPORATION, 204 EAST WASHINGTON STREET, IOWA CITY, IOWA 52240.

BY ORDER OF THE BOARD OF DIRECTORS




                                           //s// A. Russell Schmeiser

                                           A. Russell Schmeiser
                                           Executive Vice President & COO



Iowa City, Iowa
March 7, 1997

                                     EXHIBIT


                         FIRST FINANCIAL BANCORPORATION
                          1997 STOCK COMPENSATION PLAN

1. PURPOSE The purpose of the Plan is to provide additional incentive to those officers, employees and nonemployee members of the Board of Directors of the Company and its Subsidiaries whose substantial contributions are essential to the continued growth and success of the Company's business in order to strengthen their commitment to the Company and its Subsidiaries, to motivate such officers and employees to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. An additional purpose of the Plan is to build a proprietary interest among the Company's Nonemployee Directors and thereby secure for the Company's stockholders the benefits associated with common stock ownership by those who will oversee the Company's future growth and success. To accomplish such purposes, the Plan provides that the Company may grant either Incentive Stock Options or Nonqualified Stock Options. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act.


2.       DEFINITIONS For purpose of this plan:

(a) "Agreement" means the written agreement evidencing the grant of an Award and setting forth the terms and conditions thereof.

(b) "Award" means,individually or collectively, a grant of Options under this Plan.

(c)  "Board" means the Board of Directors of the Company.

(d) "Change in Capitalization" means any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of Shares, repurchase of Shares, change in corporate structure or otherwise.

(e)  "Change in Control" means one of the following events:

     (i) Any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, or any corporation owned, directly or indirectly, by the stockholders of the Company, in substantially the same proportions as their ownership of stock of the Company, acquires "beneficial ownership" (as defined in rule 13d-3 under the Exchange Act) of securities representing 50% of the combined voting power of the Company; or (ii) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors (other than any director designated by a person who has entered into an agreement with the Company to effect transaction described in subsections 2(e)(i), 2(e)(iii), or 2(e)(iv) of this Plan) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (iii) the stockholders of the Company approve a merger other than (A) a merger that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, at least 50% of the combined voting power of all classes of stock of the Company or such surviving entity outstanding immediately after such merger or (B) a merger effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or a sale of all or substantially all of the assets of the Company.

(f)  "Code" means the Internal Revenue Code of 1986, as amended.

(g) "Committee means a committee of two or more Nonemployee Directors (or such other composition of membership which shall be in compliance with the applicable provisions of Rule 16b-3 under the Exchange Act) appointed by the Board to administer the Plan to perform the functions set forth herein.

(h) "Company" means First Financial Bancorporation, an Iowa corporation, or any successor thereto.

(i) "Disability" means the inability, due to illness or injury, to engage in any gainful occupation for which the individual is suited by education, training or experience, which condition continues for at least six (6) months.

(j) "Eligible Employee" means any officer or employee of the Company or a Subsidiary or Parent of the Company designated by the Committee as eligible to receive Awards subject to the conditions set forth herein.

(k)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(l) "Executive Officer" shall mean an officer of the Company named by the Board of Directors as an executive officer for purposes of required reporting under
Section 16 of the Exchange Act.

(m) "Fair Market Value" means the fair market value of the Shares as determined as follows: (A) if the Shares are admitted to trading on a national securities exchange, the Fair Market Value on any date shall be the last sales price reported for the Shares on such exchange on such date or if no sales of shares were reported for such date on the last date preceding such date on which a sale was reported, (B) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, the Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or if no sales of shares were reported for such date on the last day preceding such date on which a sale was reported, (C) if the Shares are admitted to quotation on NASDAQ and have not been designated an NMS security, or the Shares are traded in the non-NASDAQ "over the counter" market, the Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the shares on such system or market on such date, or (D) if none of the foregoing methods of determining Fair Market Value are applicable to the Company, then the Committee in its sole discretion shall determine the Fair Market Value using such methods as it determines to be appropriate.

(n) "Incentive Stock Option" means an Option within the meaning of Section 422 of the Code.

(o) "Nonemployee Director" means a member of the Board who is not an employee of the Company or a Subsidiary and who meets the definition of "Nonemployee Director" as set forth in Rule 16b-3 under the Exchange Act.

(p)  "Nonqualified  Stock  Option"  means an  Option is not an  Incentive  Stock
Option.

(q) "Option" means an Incentive Stock Option, a Nonqualified Stock Option, or either or both of them, as the context requires.

(r) "Participant" means a person to whom an Award has been granted under the Plan.

(s) "Parent" means any corporation in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

(t) "Plan" means the First Financial Bancorporation 1997 Stock Compensation Plan, as amended from time to time.

(u)  "Securities Act" means the Securities Act of 1933, as amended.

(v) "Shares" means shares of the common stock, $1.25 par value per share, of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization), as the case may be.

(w) "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(x) "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to such Eligible Employee, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary within the meaning of Sections 424(e) and 424(f), respectively, of the Code.


3.       Administration

(a) The Plan shall be administered by the Committee, which Committee shall at all times satisfy the provisions of Rule 16b-3 under the Exchange Act. The Committee shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and Awards, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. The Company shall pay all expenses incurred in the administration of the Plan.

(b) Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

     (i) to determine those Eligible Employees to whom Awards shall be granted under the Plan and the number of Shares subject to such Awards to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Award, including the purchase price per share of each Award;

     (ii) to construe and interpret the Plan, the Awards granted  hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, and (subject to the provisions of Section 13 below) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company or a Subsidiary or Parent, and the Participants, as the case may be;

     (iii) to determine the duration and purposes of leaves of absence which may be granted to a Participant without constituting a termination of employment or service for purposes of the Plan; and

     (iv) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.


4.       Stock Subject to Plan

(a) The maximum number of Shares that may be issued or transferred pursuant to Awards granted under this Plan is one hundred seventy-five thousand (175,000) (or the number and kind of shares of stock or other securities that are substituted for those Shares or to which those Shares are adjusted upon a Change in Capitalization), and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

(b) Whenever any outstanding Award or portion thereof expires, is canceled or is otherwise terminated (other than by exercise of the Award), the Shares allocable to the unexercised portion of such Award may again be the subject of Awards hereunder, to the extent permitted by Rule 16b-3 under the Exchange Act.


5.       Eligibility

Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Employees who will receive Awards.

6.       Options

The Committee may grant Options in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. Each Option and Agreement shall be subject to the following conditions:

(a) Purchase Price. The purchase price per Share purchasable under Options granted to Eligible Employees shall be the Fair Market Value on the date of grant and 110% of Fair Market Value in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder.

(b) Duration. Options granted hereunder shall be for such term as the Committee shall determine; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

(c) Non-transferability. No Option granted hereunder shall be transferable by the Participant to whom such Option is granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Participant only by the Participant or such Participant's guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Participant.

(d) Vesting. Subject to subsection 6(e) below, unless otherwise set forth in the Agreement, each Option shall become exercisable as to 25 percent of the Shares covered by the Option on the last business day of January after the date the Option was granted and as to an additional 25 percent of the Shares covered by the Option on the last business day of January in each of the following three
(3) years. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

(e) Accelerated Vesting. Notwithstanding the provisions of subsection 6(d) above, each Option granted to a Participant shall become immediately exercisable in full upon the occurrence of a Change in Control.

(f) Termination of Employment. In the event that a Participant ceases to be employed by the Company or any Subsidiary, any outstanding Options held by such Participant shall, unless the Agreement evidencing such Option provides otherwise, terminate as follows:

     (i) If the Participant's termination of employment is due to his death or Disability, the Option (to the extent exercisable at the time of the Participant's termination of employment) shall be exercisable for a period of one (1) year following such termination of employment, or for the remaining portion of the original exercise period, whichever period is less, and shall thereafter terminate; and

     (ii) If the Participant's termination of employment is for any other reason (including a Participant's ceasing to be employed by a subsidiary as a result of the sale of such Subsidiary or an interest in such Subsidiary), the Option (to the extent exercisable at the time of the Participant's termination of employment) shall be exercisable for period of three (3) months following such termination of employment, or for the remaining portion of the original exercise period, whichever period is less, and shall thereafter terminate.

Notwithstanding the foregoing, the Committee may provide, either at the time an Option is granted or thereafter, that the Option may be exercised after the periods provided for in this Section 6(f), but in no event beyond the term of the Option.

(g) Method of Exercise. The exercise of an Option shall be made only by a written notice delivered to the Secretary of the Company at the Company's principal executive office, specifying the number of shares to be purchased and accompanied by payment therefore and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check, or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring Shares to the Company or by such other method as the Committee may determine. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Participant shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Participant. Not less than 100 Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option.

(h) Rights of Participants. No Participant shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Participant, and (iii) the Participant's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Participant shall have full voting, dividend and other ownership rights with respect to such Shares.


7.       Loans

(a) The Company or any Parent or Subsidiary may make loans to a Participant in connection with the exercise of an Option, subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan including the rate of interest, if any, as the Committee shall impose from time to time.

(b) No loan made under the Plan shall exceed the sum of (i) the aggregate purchase price payable pursuant to the Option with respect to which the loan is made, plus (ii) the amount of the reasonably estimated income taxes payable by the Participant with respect to the exercise of the Option reduced by (iii) the aggregate par value of the Shares being acquired pursuant to exercise of the Option. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of the Shares received pursuant to such exercise.

(c) No loan shall have an initial term exceeding ten (10) years; provided, however, that loans under the Plan shall be renewable at the discretion of the Committee; and provided, however, that the indebtedness under each loan shall become due and payable, as the case may be, on a date no later than (i) one (1) year after termination of the Participant's employment due to death or disability, or (ii) the date of termination of the Participant's employment for any reason other than death or disability.

(d) Loans under the plan may be satisfied by a Participant, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part by the transfer to the Company of Shares whose Fair Market Value on the date of such payment is equal to part or all of the outstanding balance of such loan.

(e) A loan shall be secured by a pledge of Shares with a Fair Market Value of not less than the principal amount of the loan. After any repayment of a loan, pledged Shares no longer required as security may be released to the Participant.

(f) Every loan shall meet all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.


8.       Adjustment Upon Changes in Capitalization

(a) In the event of a Change of Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of shares of stock with respect to which Awards may be granted under the Plan, and to the number and class of shares of stock as to which Awards have been granted under the Plan, and the purchase price thereof, if applicable.

(b) Any such adjustment in the Shares or other securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.


9.       Nonemployee Director Options

Notwithstanding any of the other provisions of the Plan to the contrary, the provisions of this Section 9 shall apply only to grants of Options to Nonemployee Directors. Except as set forth in this Section 9, the other provisions of the Plan shall apply to grants of Options to Nonemployee Directors to the extent not inconsistent with this Section. For purposes of interpreting
Section 6 of this Plan, a Nonemployee Director's service as a member of the Board shall be deemed to be employment with the Company or its Subsidiaries.

(a) General. Nonemployee Directors shall receive Nonqualified Stock Options in accordance with this Section 9 and may not be granted Incentive Stock Options under this Plan. The purchase price per Share purchasable under Options granted to Nonemployee Directors shall be the Fair Market Value of a Share on the date of grant. Options to Nonemployee Directors shall be granted by the Board. The maximum number of Options that may be awarded to any Nonemployee Director in any calendar year shall not exceed seven hundred (700) Shares and the maximum number of Shares that may be issued or transferred pursuant to Awards under this plan to Nonemployee Directors is sixty thousand (60,000) (or the number and kind of shares of stocks or other securities that are substituted for those Shares or to which those Shares are adjusted upon a Change in Capitalization) (the 60,000 shares being a part of, and not in addition to, the total of one hundred seventy-five thousand (175,000) Shares authorized under subsection 4(a)).

(b) Initial Grant. Grants of options under this Section 9 may be made beginning on the Effective Date of this Plan.

(c) Vesting. Subject to accelerated vesting pursuant to Section 6(e) hereof, each Option granted to Nonemployee Directors shall be exercisable as to twenty-five percent (25%) of the Shares covered by the Option on the last business day of January following the date of grant and as to an additional twenty-five percent (25%) of the Shares covered by the Option on the last business day of January in each of the following three (3) years. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable. Section 6(d) of this Plan shall not apply to Options granted to Nonemployee Directors.

(d) Duration. Subject to the provisions of Section 6(f) hereof, each Option granted to a Nonemployee Director shall be for a term of ten (10) years. The Committee may not provide for an extended exercise period beyond the periods set forth in this Section 9(d) by the terms of any Agreement evidencing Options or otherwise.


10.      Release of Financial Information

A copy of the Company's annul report to stockholders shall be delivered to each Participant if and at the time any such report is distributed to the Company's stockholders. Upon request, by any Participant, the Company shall furnish to such Participant a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act since the end of the Company's prior fiscal year.


11.      Termination and Amendment of the Plan

The Plan shall terminate on the day preceding the seventh anniversary of its effective date, except with respect to Awards outstanding on such date, and no Awards may be granted thereafter. The Board may sooner terminate or amend the Plan at any time, and from time to time; provided, however, that, except as provided in Section 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company where stockholder approval of such amendment is required (a) to comply with Rule 16b-3 under the Exchange Act or (b) to comply with any other law, regulation or stock exchange rule. Notwithstanding anything in this Section 11 to the contrary, subsequent to the registration of a class of equity securities of the Company under Section 12 of the Exchange Act, Section 9 relating to Options for Nonemployee Directors shall not be amended more than once in any six-month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules or regulations thereunder.

Except as provided in Section 8 hereof, rights and obligations under any Award granted before any amendment of the Plan shall not be adversely altered or impaired by such amendment, except with the consent of the Participant.


12.      Non-Exclusivity of the Plan

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

13.      Limitation of Liability

As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a) give any employee any right to be granted an Award other than at the sole discretion of the Committee;

(b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

(c) limit in any way the right of the Company or its Parent or Subsidiaries to terminate the employment of any person at any time; or

(d) be evidence of any agreement or understanding, expressed or implied, that the Company, its Parent or Subsidiaries, will employ any person in any particular position, at any particular rate of compensation or for any particular period of time.


14.      Regulations and Other Approvals; Governing Law

(a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Iowa.

(b) The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(c) Any provisions of the Plan inconsistent with Rule 16b-3 under Exchange Act shall be inoperative and shall not affect the validity of the Plan.

(d) Except as otherwise provided in Section 11, the Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Participants granted Incentive Stock Options, the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

(e) Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

(f) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities
Act or regulations thereunder, and the Committee may require a Participant receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such Participant are acquired for investment only and not with a view to distribution.


15.      Miscellaneous

(a) Multiple Agreements. The terms of each Award may differ from other Awards granted under the Plan at the same time, or at any other time. The Committee may also grant more than one Award to a given Participant during the term of the Plan, either in addition to, or in substitution for, one or more Awards previously granted to that Participant. The grant of multiple Awards may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

(b) Withholding of Taxes. The Company shall have the right to deduct from any payment of cash to any Participant an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld with respect to any Award. Notwithstanding anything to the contrary contained herein, if a Participant is entitled to receive Shares upon exercise of an Option, the Company shall have the right to require such Participant, prior to the delivery of such Shares, to pay to the Company the amount of any federal, state or local income taxes and other amounts that the Company is required by law to withhold. Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value, on the date the tax is to be determined, equal to the amount required to be withheld. All elections shall be irrevocable, and be made in writing, signed by the Participant in advance of the day that the transaction becomes taxable. The Agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant's exercise of the Incentive Stock Option, and such disposition occurs within the two-year period commencing on the day after the date of grant of such Option or within the one-year period commencing on the day after the date of transfer of the Share or Shares to the Participant pursuant to the exercise of such Option, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts that the Company informs the Participant the Company is required to withhold.

(c) Designation of Beneficiary. Each Participant may, with the consent of the Committee, designate a person or persons to receive in the event of such Participant's death, any Award or any amount of Shares payable pursuant thereto, to which such Participant would then be entitled. Such designation shall be made upon forms supplied by and delivered to the Company and may be revoked or changed in writing. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Options, and/or amounts payable to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Options, and/or amounts payable to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(d) Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

(e) Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(f) Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.


16.      Effective Date

The effective date of the Plan shall be the date it is adopted by the shareholders of the Company.

 (The information below appears on the front of the Proxy Voting Card)

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         FIRST FINANCIAL BANCORPORATION
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                ON APRIL 8, 1997


     The undersigned shareholder(s) of the First Financial Bancorporation (Company), appoint(s) Margaret N. Keyes and Richard M. Hyman, Sr. and each of them with power to act alone if the other of them fails or ceases to act, and each of them with power to appoint his or her substitute, but in the event both of them fails or ceases to act without appointing substitute(s) then such person(s) as may be named by the Board of Directors of the Company, to be the proxies or proxy of the undersigned at the Annual Meeting of Shareholders of the Company to be held on April 8, 1997, at 4:30 P.M. local time, and any adjournments thereof, to vote all shares of the Company which the undersigned is entitled to vote. As to the following matters, detailed in the Proxy Statement dated March 7, 1997, this proxy shall be voted as follows:

(1) Adoption of First Financial Bancorporation 1997 Stock Compensation Plan:

[ ] FOR               [ ] AGAINST            [ ] WITHOLD AUTHORITY TO VOTE

(2) Election of Directors:

[ ] FOR ALL NOMINEES LISTED BELOW            [ ] WITHHOLD AUTHORITY TO VOTE FOR
    (Except as marked to the contrary below.)    NOMINEES LISTED BELOW

    INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.

         Fritz L. Duda                                   Robert M. Sierk
         Ralph J. Russell                                Larry D. Ward
         A. Russell Schmeiser

(3) The proxies are authorized to vote in accordance with instructions given by the Board of Directors upon any other matter which may properly come before the meeting.

     (The information below appears on the back of the Proxy Voting Card)

MANAGEMENT  RECOMMENDS  A VOTE "FOR" THE  ADOPTION  OF THE FIRST  FINANCIAL
BANCORPORTION 1997 STOCK COMPENSATION PLAN AND "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED HEREIN.

Receipt of Notice of the Annual Meeting and Proxy Statement is acknowledged.


                                               DATED:___________________, 1997

                                                ________________________________

                                                ________________________________

                              Signature of Shareholder(s), including title when signing as attorney, executor, administrator, trustee, guardian or corporate officer. All co-owners must sign.